Stein Roe Emerging Markets Fund
            a series of Stein Roe Investment Trust

         Supplement to Prospectus dated Feb. 2, 1998
         (as previously supplemented on Nov. 5, 1998)

     As previously announced, the Board of Trustees of Stein Roe Investment Trust voted on Nov. 3, 1998, to liquidate Stein Roe Emerging Markets Fund (the "Fund"). The Board directed that sales of Fund shares be suspended as of Nov. 5, 1998, and that the Fund be liquidated on Dec. 7, 1998. The liquidation of the Fund has been delayed temporarily pending final liquidation of the Fund's portfolio securities. The Fund will complete its liquidation as soon as is practicable. The Adviser expects this temporary delay to be brief.

     As we previously informed shareholders, the Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

             This Supplement is Dated Dec. 9, 1998